CSFB 05-10

Group 6

Pay rules

1.

Concurrently:

a.

85.9935000000% to the 6PT1 until retired

b.

14.0065000000% allocated as follows:

i.

Pay according to the Aggregate PAC A schedule as follows:

1.

Pay pro-rata to the 6P1-6P5 until retired

2.

Pay the 6P6 until retired

3.

Pay the 6P7 until retired

ii.

Pay sequentially to the 6A1 and 6A2 until retired

iii.

Pay disregarding the Aggregate PAC A schedule as follows:

1.

Pay pro-rata to the 6P1-6P5 until retired

2.

Pay the 6P6 until retired

3.

Pay the 6P7 until retired

Notes

Pxing Speed = 300 PSA

Settlement = 10/31/05